MERRILL LYNCH
CONNECTICUT
MUNICIPAL
BOND FUND







FUND LOGO








Semi-Annual Report

January 31, 1996



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
William R. Bock, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS


Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the three months ended January 31, 1996, our portfolio strategy continued to focus on partially restructuring the Fund following a more performance-oriented investment strategy. We chose this strategy because we remain optimistic that long-term municipal interest rates will decline further as a result of below-trend economic growth and further cuts in short-term interest rates by the Federal Reserve Board. We sold selected current coupons and shorter call securities and replaced them with high quality performance-oriented bonds that can take advantage of a falling interest rate environment. We still consider it appropriate to seek to maintain a balance between an attractive level of tax-exempt income and total return.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Connecticut
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,








(Arthur Zeikel)
Arthur Zeikel
President






(Vincent R. Giordano)
Vincent R. Giordano
Vice President






(William R. Bock)
William R. Bock
Portfolio Manager





March 1, 1996

We are pleased to announce that William R. Bock is responsible for the day-to-day management of Merrill Lynch Connecticut Municipal Bond Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as a Vice President.



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

*Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

*Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

*Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

*Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

 None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                               12 Month    3 Month
                                                1/31/96   10/31/95   1/31/95   % Change    % Change
Class A Shares*                                 $10.65    $10.42     $9.92      + 7.36%     +2.21%
Class B Shares*                                  10.64     10.41      9.92      + 7.26      +2.21
Class C Shares*                                  10.65     10.42      9.92      + 7.36      +2.21
Class D Shares*                                  10.65     10.42      9.92      + 7.36      +2.21
Class A Shares--Total Return*                                                   +13.75(1)   +3.62(2)
Class B Shares--Total Return*                                                   +13.07(3)   +3.50(4)
Class C Shares--Total Return*                                                   +13.07(5)   +3.47(6)
Class D Shares--Total Return*                                                   +13.64(7)   +3.60(8)
Class A Shares--Standardized 30-day Yield         4.94%
Class B Shares--Standardized 30-day Yield         4.64%
Class C Shares--Standardized 30-day Yield         4.54%
Class D Shares--Standardized 30-day Yield         4.85%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.598 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.146 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.546 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.536 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.588 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.144 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
7/1/94--12/31/94         $10.00       $ 9.62           --                   $0.297           - 0.84%
1995                       9.62        10.64           --                    0.600           +17.25
1/1/96--1/31/96           10.64        10.65           --                    0.034           + 0.51
                                                                            ------
                                                                      Total $0.931

                                                      Cumulative total return as of 1/31/96: +16.86%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                          Net Asset Value        Capital Gains
Period Covered         Beginning      Ending      Distributed          Dividends Paid*      % Change**
7/1/94--12/31/94         $10.00       $ 9.62           --                   $0.271           - 1.10%
1995                       9.62        10.64           --                    0.549           +16.67
1/1/96--1/31/96           10.64        10.64           --                    0.031           + 0.38
                                                                            ------
                                                                      Total $0.851

                                                      Cumulative total return as of 1/31/96: +15.83%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value       Capital Gains
Period Covered         Beginning      Ending      Distributed           Dividends Paid*    % Change**
10/21/94--12/31/94       $ 9.82       $ 9.62           --                   $0.107           - 0.93%
1995                       9.62        10.65           --                    0.539           +16.66
1/1/96--1/31/96           10.65        10.65           --                    0.030           + 0.38
                                                                            ------
                                                                      Total $0.676

                                                      Cumulative total return as of 1/31/96: +16.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered         Beginning      Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.82       $ 9.62           --                   $0.117           - 0.83%
1995                       9.62        10.64           --                    0.590           +17.14
1/1/96--1/31/96           10.64        10.65           --                    0.033           + 0.50
                                                                            ------
                                                                      Total $0.740

                                                      Cumulative total return as of 1/31/96: +16.75%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                    % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

Year Ended 12/31/95                      +17.25%         +12.56%
Inception (7/1/94)
through 12/31/95                         +10.56          + 7.59

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +16.67%        +12.67%
Inception (7/1/94)
through 12/31/95                          +10.00         + 8.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*

Year Ended 12/31/95                       +16.66%        +15.66%
Inception (10/21/94)
through 12/31/95                          +12.88         +12.88

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.14%        +12.45%
Inception (10/21/94)
through 12/31/95                          +13.37         + 9.56

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Connecticut
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
HFA        Housing Finance Agency
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                                   Issue                                             (Note 1a)

Connecticut--96.2%
AA+      Aa          $1,000   Connecticut State Clean Water Fund Revenue Bonds, 5.80% due 6/01/2016              $ 1,036

AAA      Aaa          1,000   Connecticut State Development Authority, Governmental Lease Revenue
                              Bonds, 6.60% due 6/15/2014 (b)                                                       1,120

NR*      VMIG1++        195   Connecticut State Development Authority, Health Care Revenue Bonds
                              (Independent Living Project), VRDN, 3.15% due 7/01/2015 (a)                            195

                              Connecticut State Development Authority Revenue Bonds (General Fund),
                              Series A:
AA-      A1           2,000     6.375% due 10/15/2024                                                              2,132
AA-      A1           1,500     (Special Obligations), 5.55% due 12/15/2015                                        1,529

AAA      Aaa          1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities
                              Revenue Bonds(Pfizer Inc. Project), AMT, 7% due 7/01/2025                            1,685

                              Connecticut State Development Authority, Water Facility, Revenue Refunding
                              Bonds:
AAA      Aaa          1,000     (Bridgeport Hydraulic), Series A, 6.05% due 3/01/2029 (b)                          1,055
AAA      Aaa          1,150     (The Connecticut Water Company Project), AMT, Series A, 5.75% due
                                7/01/2028 (d)                                                                      1,162


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                                   Issue                                             (Note 1a)

Connecticut--96.2%
A1       VMIG1++     $1,200   Connecticut State Economic Recovery Notes, VRDN, Series B, 3.15%
                              due 6/01/1996 (a)                                                                  $ 1,200

                              Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa          1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                          1,099
AAA      Aaa          2,000     (Choate Rosemary Hall), Series A, 7% due 7/01/2025 (b)                             2,296
NR*      Baa1           500     (Griffin Hospital), Series A, 5.75% due 7/01/2023                                    456
AAA      Aaa          1,000     (Loomis Chaffee School Project), Series B, 6% due 7/01/2025 (b)                    1,057
AAA      Aaa          1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                 1,507
AA-      A1           2,000     (Nursing Home Program--AHF/Hartford), 7.125% due 11/01/2024                        2,304
AAA      Aaa            900     Refunding (Trinity College), Series D, 6.125% due 7/01/2024 (c)                      963
AAA      Aaa          1,000     (Yale-New Haven Hospital), Series G, 6.50% due 7/01/2012 (b)                       1,095

                              Connecticut State HFA Revenue Bonds (Housing Mortgage Finance Program):
AA       Aa           1,000     AMT, Series A, Sub-Series A-2, 6.50% due 5/15/2027                                 1,018
AA       Aa           1,500     AMT, Series D, Sub-Series D-2, 6.90% due 5/15/2020                                 1,557
AA       Aa           2,500     Series B, 6.75% due 11/15/2023                                                     2,625
AAA      Aaa          2,500     Series B, 6.75% due 11/15/2023 (b)                                                 2,639

NR*      A1             790   Connecticut State Higher Education, Supplemental Loan Authority Revenue
                              Bonds(Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014              829

AAA      Aaa          1,000   Connecticut State Municipal Electric Energy, Power Supply System Revenue
                              Bonds(Co-Op), Series A, 5% due 1/01/2012 (b)                                           980

NR*      NR*          1,000   Connecticut State Regional Learning Educational Service Center Revenue
                              Bonds(Office/Education Center Facilities), 7.75% due 2/01/2015                       1,120

AAA      Aaa          1,000   Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                              (American Refuse Fuel), AMT, Series A, 8% due 11/15/2015                             1,105

                              Connecticut State, Series B:
AA-      Aa           1,000     5.375% due 10/01/2012                                                              1,019
AA-      Aa           1,000     5.375% due 10/01/2013                                                              1,015

                              Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                               Infrastructure):
AA-      A1           1,000     Series B, 6.125% due 9/01/2012                                                     1,114
AA-      A1           1,000     Series C, 5% due 10/01/2013                                                          969

AAA      Aaa            500   Hartford, Connecticut, UT, 5.75% due 10/01/2015 (c)                                    522


Puerto Rico--7.9%

A        Baa1         1,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Highway Revenue Bonds, Series W, 5.50% due 7/01/2017                                 1,468

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,659

Total Investments (Cost--$38,445)--104.1%                                                                         41,530

Liabilities in Excess of Other Assets--(4.1%)                                                                     (1,628)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $39,902
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$38,444,907) (Note 1a)                           $41,529,860
                    Cash                                                                                         101,156
                    Receivables:
                      Interest                                                              $   474,306
                      Beneficial interest sold                                                  168,471
                      Investment adviser (Note 2)                                                12,094          654,871
                                                                                            -----------
                    Deferred organization expenses (Note 1e)                                                      28,648
                    Prepaid registration fees and other assets (Note 1e)                                          15,002
                                                                                                             -----------
                    Total assets                                                                              42,329,537
                                                                                                             -----------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            1,341,613
                      Securities purchased                                                      969,944
                      Dividends to shareholders (Note 1f)                                        51,315
                      Distributor (Note 2)                                                       13,268        2,376,140
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        50,936
                                                                                                             -----------
                    Total liabilities                                                                          2,427,076
                                                                                                             -----------
Net Assets:         Net assets                                                                               $39,902,461
                                                                                                             ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                              $    67,937

                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  279,504

                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   10,788

                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   16,612
                    Paid-in capital in excess of par                                                          37,080,444
                    Accumulated realized capital losses on investments--net (Note 5)                            (637,777)
                    Unrealized appreciation on investments--net                                                3,084,953
                                                                                                             -----------
                    Net assets                                                                               $39,902,461
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $7,232,335 and 679,366 shares
                    of beneficial interest outstanding                                                       $     10.65
                                                                                                             ===========

                    Class B--Based on net assets of $29,752,629 and 2,795,044 shares
                    of beneficial interest outstanding                                                       $     10.64
                                                                                                             ===========

                    Class C--Based on net assets of $1,148,923 and 107,877 shares
                    of beneficial interest outstanding                                                       $     10.65
                                                                                                             ===========

                    Class D--Based on net assets of $1,768,574 and 166,116 shares
                    of beneficial interest outstanding                                                       $     10.65
                                                                                                             ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations

                                                                                                      For the Six Months
                                                                                                  Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                 $ 1,166,962
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   107,245
                    Account maintenance and distribution fees--Class B (Note 2)                  73,057
                    Professional fees                                                            27,516
                    Printing and shareholder reports                                             25,942
                    Accounting services (Note 2)                                                 19,300
                    Transfer agent fees--Class B (Note 2)                                         6,335
                    Registration fees (Note 1e)                                                   5,221
                    Amortization of organization expenses (Note 1e)                               3,935
                    Account maintenance and distribution fees--Class C (Note 2)                   3,146
                    Pricing fees                                                                  2,543
                    Custodian fees                                                                1,526
                    Transfer agent fees--Class A (Note 2)                                         1,327
                    Trustees' fees and expenses                                                   1,065
                    Account maintenance fees--Class D (Note 2)                                      703
                    Transfer agent fees--Class D (Note 2)                                           253
                    Transfer agent fees--Class C (Note 2)                                           233
                    Other                                                                           778
                                                                                            -----------
                    Total expenses before reimbursement                                         280,125
                    Reimbursement of expenses (Note 2)                                         (137,167)
                                                                                            -----------
                    Total expenses after reimbursement                                                           142,958
                                                                                                             -----------
                    Investment income--net                                                                     1,024,004
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                             96,772
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      1,379,349
Investments--Net                                                                                             -----------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                     $ 2,500,125
                                                                                                             ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets

                                                                                            For the Six        For the
                                                                                            Months Ended     Year Ended
                                                                                             January 31,       July 31,
Increase (Decrease) in Net Assets:                                                               1996            1995
Operations:         Investment income--net                                                  $ 1,024,004      $ 1,940,306
                    Realized gain (loss) on investments--net                                     96,772         (733,977)
                    Change in unrealized appreciation on investments--net                     1,379,349        1,220,984
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      2,500,125        2,427,313
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (207,001)        (461,871)
Shareholders          Class B                                                                  (751,679)      (1,421,132)
(Note 1f):            Class C                                                                   (26,379)         (21,114)
                      Class D                                                                   (38,945)         (36,189)
                    Realized gain on investments--net:
                      Class A                                                                        --           (1,473)
                      Class B                                                                        --           (4,654)
                      Class C                                                                        --              (67)
                      Class D                                                                        --             (129)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders                                                          (1,024,004)      (1,946,629)
                                                                                            -----------      -----------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                    (1,704,792)      16,204,480
(Note 4):                                                                                   -----------      -----------


Net Assets:         Total increase (decrease) in net assets                                    (228,671)      16,685,164
                    Beginning of period                                                      40,131,132       23,445,968
                                                                                            -----------      -----------
                    End of period                                                           $39,902,461      $40,131,132
                                                                                            ===========      ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights

                                                                        Class A                         Class B
                                                                                  For the                          For the
                                                           For the Six  For the    Period    For the    For the     Period
The following per share data and ratios have been derived     Months      Year     July 1,  Six Months    Year      July 1,
from information provided in the financial statements.        Ended      Ended    1994++ to   Ended      Ended    1994++ to
                                                             Jan. 31,   July 31,   July 31,  Jan. 31,   July 31,   July 31,
Increase (Decrease) in Net Asset Value:                        1996       1995       1994      1996       1995       1994
Per Share           Net asset value, beginning of period    $ 10.23    $ 10.22     $ 10.00   $ 10.23    $ 10.22    $ 10.00
Operating                                                   -------    -------     -------   -------    -------    -------
Performance:        Investment income--net                      .30        .60         .05       .27        .55        .04
                    Realized and unrealized gain
                    on investments--net                         .42        .01         .22       .41        .01        .22
                                                            -------    -------     -------   -------    -------    -------
                    Total from investment operations            .72        .61         .27       .68        .56        .26
                                                            -------    -------     -------   -------    -------    -------
                    Less dividends and distributions:
                      Investment income--net                   (.30)      (.60)       (.05)     (.27)      (.55)      (.04)
                      Realized gain on investments--net          --         --++++      --        --         --++++     --
                                                            -------    -------     -------   -------    -------    -------
                    Total dividends and distributions          (.30)      (.60)       (.05)     (.27)      (.55)      (.04)
                                                            -------    -------     -------   -------    -------    -------
                    Net asset value, end of period          $ 10.65    $ 10.23      $10.22   $ 10.64    $ 10.23    $ 10.22
                                                            =======    =======     =======   =======    =======    =======

Total Investment    Based on net asset value per share        7.06%+++   6.30%       2.68%+++  6.70%+++   5.77%      2.64%+++
Return:**                                                   =======    =======     =======   =======    =======    =======

Ratios to           Expenses, net of reimbursement             .33%*      .07%        .00%*     .84%*      .58%       .50%*
Average                                                     =======    =======     =======   =======    =======    =======
Net Assets:         Expenses                                  1.03%*     1.19%       1.54%*    1.54%*     1.70%      2.04%*
                                                            =======    =======     =======   =======    =======    =======
                    Investment income--net                    5.64%*     6.02%       5.48%*    5.13%*     5.51%      5.00%*
                                                            =======    =======     =======   =======    =======    =======
Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 7,232    $ 7,979      $6,557   $29,753    $30,265    $16,889
                                                            =======    =======     =======   =======    =======    =======
                    Portfolio turnover                       27.20%     60.99%       3.07%    27.20%     60.99%      3.07%
                                                            =======    =======     =======   =======    =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)



Financial Highlights (concluded)
                                                                                    Class C                Class D

                                                                                                                  For the
                                                                               For the     For the     For the    Period
The following per share data and ratios have been derived                    Six Months    Oct. 21,   Six Months  Oct. 21,
from information provided in the financial statements.                          Ended     1994++ to     Ended    1994++ to
                                                                               Jan. 31,    July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995         1996       1995
Per Share           Net asset value, beginning of period                      $  10.24    $   9.82     $  10.23    $   9.82
Operating                                                                     --------    --------     --------    --------
Performance:        Investment income--net                                         .26         .42          .29         .46
                    Realized and unrealized gain on investments--net               .41         .42          .42         .41
                                                                              --------    --------     --------    --------
                    Total from investment operations                               .67         .84          .71         .87
                                                                              --------    --------     --------    --------
                    Less dividends and distributions:
                      Investment income--net                                      (.26)       (.42)        (.29)       (.46)
                      Realized gain on investments--net                             --          --++++       --          --++++
                                                                              --------    --------     --------    --------
                    Total dividends and distributions                             (.26)       (.42)        (.29)       (.46)
                                                                              --------    --------     --------    --------
                    Net asset value, end of period                            $  10.65    $  10.24     $  10.65    $  10.23
                                                                              ========    ========     ========    ========

Total Investment    Based on net asset value per share                           6.64%+++    8.79%+++     7.01%+++    9.10%+++
Return:**                                                                     ========    ========     ========    ========

Ratios to           Expenses, net of reimbursement                                .94%*       .74%*        .43%*       .22%*
Average                                                                       ========    ========     ========    ========
Net Assets:         Expenses                                                     1.64%*      1.77%*       1.13%*      1.27%*
                                                                              ========    ========     ========    ========
                    Investment income--net                                       5.02%*      5.43%*       5.52%*      5.96%*
                                                                              ========    ========     ========    ========

Supplemental        Net assets, end of period (in thousands)                  $  1,149    $    820     $  1,768    $  1,067
Data:                                                                         ========    ========     ========    ========
                    Portfolio turnover                                          27.20%      60.99%       27.20%      60.99%
                                                                              ========    ========     ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment. For the six months ended January 31, 1996, FAM earned fees of $107,245, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $29,922.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance    Distribution
                                             Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  411        $ 4,003
Class D                                $1,387        $15,231


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $97,216 and $323 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.



NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $11,174,661 and $10,150,165, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)     Gains

Long-term investments            $    153,314    $  3,084,953
Short-term investments                 (2,973)        --
Financial futures contracts           (53,569)        --
                                 ------------    ------------
Total                            $     96,772    $  3,084,953
                                 ============    ============


As of January 31, 1996, net unrealized appreciationfor Federal income tax purposes aggregated $3,084,953, all of which is related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $38,444,907.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(1,704,792) and $16,204,480 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            27,040   $    280,567
Shares issued to share-
holders in reinvestment
of dividends                           13,997        145,739
                                 ------------   ------------
Total issued                           41,037        426,306
Shares redeemed                      (141,337)    (1,458,040)
                                 ------------   ------------
Net decrease                         (100,300)  $ (1,031,734)
                                 ============   ============


Class A Shares for the Year                          Dollar
Ended July 31, 1995                    Shares        Amount

Shares sold                           209,452   $  2,077,114
Shares issued to share-
holders in reinvestment of
dividends & distributions              29,893        297,919
                                 ------------   ------------
Total issued                          239,345      2,375,033
Shares redeemed                      (101,176)    (1,024,995)
                                 ------------   ------------
Net increase                          138,169   $  1,350,038
                                 ============   ============

Class B Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                           503,712   $  5,253,512
Shares issued to share-
holders in reinvestment of
dividends                              42,476        441,670
                                 ------------   ------------
Total issued                          546,188      5,695,182
Shares redeemed                      (708,210)    (7,299,457)
                                 ------------   ------------
Net decrease                         (162,022)  $ (1,604,275)
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,748,461   $ 17,443,829
Shares issued to share-
holders in reinvestment of
dividends & distributions              98,302        980,903
                                 ------------   ------------
Total issued                        1,846,763     18,424,732
Shares redeemed                      (541,908)    (5,365,859)
                                 ------------   ------------
Net increase                        1,304,855   $ 13,058,873
                                 ============   ============



Class C Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            35,222   $    365,058
Shares issued to share-
holders in reinvestment of
dividends                               1,417         14,811
                                 ------------   ------------
Total issued                           36,639        379,869
Shares redeemed                        (8,835)       (92,700)
                                 ------------   ------------
Net increase                           27,804   $    287,169
                                 ============   ============

Class C Shares for the Period
October 21, 1994++ to                                Dollar
July 31, 1995                          Shares        Amount

Shares sold                            86,725   $    857,547
Shares issued to share-
holders in reinvestment of
dividends & distributions                 885          8,941
                                 ------------   ------------
Total issued                           87,610        866,488
Shares redeemed                        (7,537)       (76,804)
                                 ------------   ------------
Net increase                           80,073   $    789,684
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the
Six Months Ended                                     Dollar
January 31, 1996                       Shares        Amount

Shares sold                            73,638   $    769,016
Shares issued to share-
holders in reinvestment of
dividends                               1,242         12,951
                                 ------------   ------------
Total issued                           74,880        781,967
Shares redeemed                       (13,071)      (137,919)
                                 ------------   ------------
Net increase                           61,809   $    644,048
                                 ============   ============



Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                           109,791   $  1,061,351
Shares issued to share-
holders in reinvestment of
dividends & distributions                 960          9,053
                                 ------------   ------------

Total issued                          110,751      1,070,404
Shares redeemed                        (6,444)       (64,519)
                                 ------------   ------------
Net increase                          104,307   $  1,005,885
                                 ============   ============
[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $62,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.